UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2011

Sara Lee Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2011, Sara Lee Corporation announced that Christopher J. Fraleigh, an Executive Vice President of Sara Lee and Chief Executive Officer, North America, resigned from the company on September 9, 2011 to pursue other opportunities. The company has commenced a search for Mr. Fraleigh's successor. In the interim, Sara Lee's Chief Executive Officer, Marcel Smits, will also assume responsibilities for leading the North American business, and Fraleigh will be available to Smits during this transition.

A copy of the press release announcing these changes is attached as Exhibit 99 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sara Lee Corporation

September 12, 2011	By:	Helen N. Kaminski

Name: Helen N. Kaminski
Title: Assistant General Counsel, Corporate & Securities

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Exhibit Index

Exhibit No.	Description

99	Press release dated September 12, 2011